SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2004



                              SONOMA VALLEY BANCORP
                              ---------------------
             (Exact name of registrant as specified in its charter)


   California                    000-31929                    68-0454068
   ----------                    ---------                    ----------
 (State or other          (Commission File No.)            (I.R.S. Employer
  jurisdiction                                            Identification No.)
of incorporation)



                 202 West Napa Street, Sonoma, California 95476
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (707) 935-3200
                                 --------------
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits.

        Exhibit No.              Exhibit Description
        -----------              -------------------

        99                       Press release announcing second quarter results

Item 12. Results of Operations and Financial Condition.

     Sonoma Valley Bancorp announced its results for the second quarter ended June 30, 2004 on the attached press release.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SONOMA VALLEY BANCORP,
                                           a California Corporation


Dated:  July 15, 2004                      /s/ Mel Switzer, Jr.
                                           ------------------------------------
                                           Mel Switzer, Jr.,
                                           Chief Executive Officer and President
                                           (Principal Executive Officer)

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                                                                      EXHIBIT 99

                                  PRESS RELEASE

                                                     FOR ADDITIONAL INFORMATION:
                                                       Contact Mel Switzer, Jr.,
                                                               President and CEO
                                                                  (707) 935-3200

                         SONOMA VALLEY BANCORP ANNOUNCES
                            TOTAL ASSETS $210 MILLION

SONOMA, California, July 15, 2004- Sonoma Valley Bancorp President and CEO Mel Switzer, Jr. reported that the bank posted assets of $210 million at June 30, 2004, up 8.9% from $193 million a year ago. Deposits grew to $188 million, up $18 million or 10.5% from last year. Loans reached $139 million, up over $20 million or 16.9% from the second quarter of 2003. Earnings for the six months ending June 30, 2004 were $1,337,000, or $.92 per share.

Comparing second quarter earnings of 2004 with the same period in 2003 shows a nominal decline in earnings of $16,000 or 2.26%, a result of narrower net interest margins, expenses associated with the investment in our newest branch, Banco de Sonoma, and the additional costs related to expensing stock options. The annualized Return on Average Assets was 1.30% and the annualized Return on Average Equity was 12.45%. The Book Value for the stock at period end was $13.54.

On May 21, 2004, the company successfully concluded the tender offer announced in April, retiring over 126,000 shares of Sonoma Valley Bancorp stock at $35.00 per share.

For the tenth year, Findley Reports, Inc. named Sonoma Valley Bancorp to its list of SUPER PREMIER PERFORMING BANKS in 2003. Bauer Financial again awarded the Bancorp with its highest designation, FIVE STAR, noting the strength and earnings performance of the bank. This is the tenth year Sonoma Valley Bancorp has earned this recognition.

Sonoma Valley Bancorp shares are listed on the OTC Bulletin Board (OTCBB) and the stock symbol is SBNK.

This press release may contain forward-looking statements, which are not historical facts, but which management believes are a benefit to shareholders. These forward looking statements may include management's expectations regarding future events and performance of its subsidiary, Sonoma Valley Bank, including

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such items as operating  efficiencies,  projected  growth in loans and deposits, future operating results and forecasts, net interest margin, strength of the local economy where Sonoma Valley Bank principally operates, and federal fiscal policies. Future events are difficult to predict and such forward-looking statements contained in this press release which are not historical facts are subject to risks and uncertainties that could cause actual results to differ materially and adversely from those expressed, including, but not limited to, certain changes in the local economy, changes in interest rates and federal fiscal policies, and changes in competition. In addition, the Company discusses certain other risks and uncertainties related to its operations in its reports filed with the Securities and Exchange Commission, which risks and discussion should be read in conjunction with this press release. The Company assumes no obligation to publicly revise forward-looking statements to reflect subsequent events or changed circumstances.